Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MDU Communications International, Inc. (the “Company”) on Form 10-QSB for the fiscal period ended December 31, 2004, as filed with the Securities and Exchange Commission on February 10, 2005 (the “Report”), I, Sheldon Nelson, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SHELDON NELSON
Sheldon Nelson
Chief Executive Officer and Chief Financial Officer
MDU Communications International, Inc.

February 10, 2005
Totowa, New Jersey

A signed original of this written statement required by Section 906 has been provided to and will be retained by MDU Communications International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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